UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  FORM 8-K/A-1

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 8, 2005


                          CHARTWELL INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)

         Nevada                       005-59509                  95-3979080

(State or other jurisdiction of  (Commission File No.)         (IRS Employer
      incorporation)                                         Identification No.)


                          1124 Smith Street, Suite 304
                              Charleston, WV 25301
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (304) 345-8700
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement

     Chartwell International, Inc. (the "Company") previously filed a Form 8-K on September 13, 2005 to describe certain material definitive agreements entered into by the Company.

     The Company is filing this amended Form 8-K to include additional disclosures, a press release attached hereto as Exhibit 99 and Note Purchase Agreement attached hereto as Exhibit 10.2.

Section 2 - Financial Information
---------------------------------

Item 2.01  Completion of Acquisition or Disposition of Assets

     The Company described on the previously filed Form 8-K on September 13, 2005, that the Merger has been consummated and declared effective by all relevant jurisdictions. The Merger was conducted primarily by the Company with the advice of and introductions made by Orchestra Finance LLP or its affiliates. The Company issued 155,000 shares of restricted common stock to Orchestra Finance LLP or its affiliates for such advice and introductions.

Section 5 - Corporate Governance and Management
-----------------------------------------------

Item 5.02 Departure of Directors, Principal Officers; Election of Directors; Appointment of Principal Officers

     The Company described on the previously filed Form 8-K on September 13, 2005, certain employment agreements entered into by the Company. The Company is filing this amended Form 8-K to include employment agreements with Andrew Kaufman, Christopher Davino and Richard Kessler attached hereto as Exhibits 10.4, 10.5 and 10.6.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

      Exhibit No.                Exhibit Description
      -----------                -------------------
      10.2                       Note Purchase Agreement dated September 8, 2005
      10.4                       Employment Agreement dated September 8, 2005
      10.5                       Employment Agreement dated September 8, 2005
      10.6                       Employment Agreement dated September 8, 2005
      99                         Press Release dated September 12, 2005

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CHARTWELL INTERNATIONAL, INC.,
                                   a Nevada Corporation


Dated:  September 14, 2005         /s/  Imre Eszenyi
                                   ----------------------
                                   Imre Eszenyi,
                                   Vice President

                                 EXHIBIT INDEX




      Exhibit No.                Exhibit Description
      -----------                -------------------
      10.2                       Note Purchase Agreement dated September 8, 2005
      10.4                       Employment Agreement dated September 8, 2005
      10.5                       Employment Agreement dated September 8, 2005
      10.6                       Employment Agreement dated September 8, 2005
      99                         Press Release dated September 12, 2005